DEDICATED TO VALUE CREATION, COMMITTED TO OUR OPERATOR ROOTS Non Deal Roadshow Chicago & Minneapolis May 30 - 31, 2018

POSITIONED TO PERFORM Our operational expertise and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to our shareholders while promoting a high quality of care. May 30 - 31, 2018 Non Deal Roadshow 2

WE’VE BEEN OPPORTUNISTICALLY EXECUTING OUR STRATEGY AND IT SHOWS STRONG BALANCE SHEET SCALE Investment Grade1: BBB- / BBB- / Ba1 $7.4B Enterprise Value3 5.48x (5.97x with JV Debt) Leverage2 722 Properties / Investments in 45 States and Canada4 CONSISTENT GROWTH DIVERSIFIED PORTFOLIO 6% Normalized AFFO per Share CAGR Since 20115 Top 3 Relationships = 26% of Pro Forma Annualized Cash NOI2 98% Total Shareholder Return Since 20106 Top 5 Relationships = 39% of Pro Forma Annualized Cash NOI2 (1) Ratings are for the Company’s unsecured notes. (2) Pro forma as of 3/31/2018, assuming that the remaining CCP rent reductions, the full $19.0 million Genesis rent reduction, the sale of six Genesis facilities and the acquisition of two senior housing communities were completed as of 3/31/2018. (3) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 5/24/2018. (4) Includes investment in properties held in an unconsolidated joint venture. (5) As of 3/31/2018. (6) As of 5/24/2018. May 30 - 31, 2018 Non Deal Roadshow 3

STRATEGY “THE STRONGER SABRA YOU SEE TODAY IS THE PRODUCT OF CREATIVE AND TIMELY EXECUTION OF OUR STRATEGY.” – Rick Matros, Chief Executive Officer May 30 - 31, 2018 Non Deal Roadshow 4

STRATEGY WE ARE BUILDING A BETTER REIT BY INVESTING IN THE SUCCESS OF OUR PARTNERS Investment . Invest in high-quality, strong-performing senior housing and SNF portfolios . Increase relationship diversification . Grow private-pay exposure . Develop purpose-built senior housing Finance . Maintain a fortress balance sheet . Employ a conservative dividend policy Operations . Advance the quality of care in our facilities through our operational expertise . Drive operational efficiencies May 30 - 31, 2018 Non Deal Roadshow 5

STRATEGY WHO WE ARE NOW IS WHO WE'VE ALWAYS BEEN— FOCUSED, OPPORTUNISTIC AND FORWARD-THINKING 2010 VS 2018 ENTERPRISE VALUE 1 INVESTMENTS 2 RELATIONSHIPS 2 $773.3M vs $7.4B 86 vs 722 1 vs 75 (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 5/24/2018. (2) As of 3/31/2018. Includes investments in properties held in unconsolidated joint ventures. May 30 - 31, 2018 Non Deal Roadshow 6

STRATEGY STRATEGY IN ACTION “WHEN IT COMES ““THEWE’VE CCP CONSISTENTLY MERGER, ASSET SALES, LEASE RESTRUCTURINGS AND ENLIVANT TRANSACTIONTO EXECUTING HAVE DELIVEREDMANAGED TO VALUE REDUCE TO TENANT CONCENTRATION,OUR STRATEGY, DE- OURLEVER SHAREHOLDERS THE BALANCE SHEET TO ACHIEVEWE AN DO WHAT WE WHILEINVESTMENT MAINTAINING-GRADE RATING, A AND GROWSAY [EARNINGS] WE ARE STRONGWHEN OTHER BALANCE REITS DID NOT GROW OR GOINGEVEN SAW TO DO.” SHEET.” –NEGATIVE Rick Matros, Chief EARNINGS Executive Officer GROWTH.” – Talya Nevo-Hacohen, – Daniel Bernstein, AnalystChief Investment Officer Capital One Securities, Inc. May 30 - 31, 2018 Non Deal Roadshow 7

STRATEGY IN ACTION “WHEN IT COMES TO EXECUTING OUR STRATEGY, WE DO WHAT WE SAY WE ARE GOING TO DO.” – Talya Nevo-Hacohen, Chief Investment Officer May 30 - 31, 2018 Non Deal Roadshow 8

STRATEGY IN ACTION EXCELLENT EXECUTION SIGNATURE HEALTHCARE (“SIGNATURE”) RESTRUCTURING HIGHLIGHTS: . Term loan financing of up to $12M at a 7% interest rate for a period of 7 years to provide Signature with working capital. . Combined existing master leases into a single master lease with an 11-year term commencing on May 7, 2018 with three 5-year extension options. . Cash rent of $35M (net of estimated $15M annual rent deferral) anticipated to result in normalized EBITDAR coverage of 1.30x. Annual CPI-based rent escalators between 2.50% and 3.50%. . Opportunity to recapture deferred rent and possibly reset base rent. . Targeted disposition of up to four non-core assets, resulting in an estimated rent credit of $1.9M based on projected proceeds of $22M. May 30 - 31, 2018 Non Deal Roadshow 9

STRATEGY IN ACTION GENESIS SALES ROADMAP LEASED ANNUAL CASH REMAINING RENT AS A % OF 1 (dollars in millions) FACILITIES RENT PRO FORMA NOI Current Status2 48 $ 50.1 8.5% Expected Sales by Q4 2018 (5) (27.9) (under contract) Expected Sales by Q4 2018 (35) (1.6) (under letter of intent) Post sales status3 8 $ 20.6 3.7% ESTIMATED PROCEEDS FROM SALE OF 40 FACILITIES: $333.8 MILLION. (1) Net of $19 million rent cut provided effective January 1, 2018. (2) Reflects facilities sold subsequent to 3/31/2018. (3) Post sale annual cash rents include $10.2 million of residual rents per year for the following 4.28 years as provided for in our agreement with Genesis. Excluding residual rents, the remaining annual cash rents are $10.4 million and represent 1.8% of NOI. May 30 - 31, 2018 Non Deal Roadshow 10

STRATEGY IN ACTION CREATING OPERATING EFFICIENCIES PROPRIETARY INFORMATION TECHNOLOGY SYSTEM . Supports the efficient and accurate collection of tenant, financial, asset management and acquisitions information. . Furthers our ability to drive value to shareholders by enabling our team to remain lean, yet effective. May 30 - 31, 2018 Non Deal Roadshow 11

INVESTMENT THESIS “WE HAVE THE SKILLS AND ACCESS TO CAPITAL TO TAKE ON DEALS OF ANY SIZE, BUT MORE IMPORTANT, WE ARE NOT AFRAID TO STEP OUTSIDE THE PROVERBIAL BOX. WE CREATIVELY SOURCE, STRUCTURE AND FINANCE DEALS.” – Talya Nevo-Hacohen, Chief Investment Officer May 30 - 31, 2018 Non Deal Roadshow 12

INVESTMENT THESIS FOCUSED STRATEGY, CREATIVE EXECUTION, CONSISTENT GROWTH Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Partner Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. May 30 - 31, 2018 Non Deal Roadshow 13

PORTFOLIO “WE CONTINUE TO REFINE OUR PORTFOLIO TO SUPPORT THE CHANGING NEEDS OF PATIENTS. THE REAL ESTATE IS IMPORTANT, BUT IT'S WHAT GOES ON INSIDE THAT REALLY MATTERS.” – Peter Nyland, Executive Vice President Asset Management May 30 - 31, 2018 Non Deal Roadshow 14

PORTFOLIO SUPERIOR RETURNS START WITH A STRONG PORTFOLIO 81% 87% 92% 2 83% 722 SNF/TC SH - Leased SH – Managed Hosp/Oth. Investments1 Average Occupancy Percentage1 75 38 % Relationships 1 Skilled Mix1 9 Hosp/Oth. 1.33x SNF/TC 1.09xSH - Leased 3.45x Years Wtd. Avg. Remaining Rent Coverage1 Lease Term1 (1) As of 3/31/2018. Includes investment in properties held in an unconsolidated joint venture. (2) Excludes unconsolidated joint venture. Occupancy Percentage for our unconsolidated joint venture Senior Housing – Managed portfolio is 81% as of 3/31/2018. May 30 - 31, 2018 Non Deal Roadshow 15

PORTFOLIO PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO COMPLETED AND PLANNED PROJECTS PROJECTS CURRENT TOTAL INVESTMENT 29 $221M EXPECTED REAL ESTATE VALUE 1 $529M (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights as of 3/31/2018. May 30 - 31, 2018 Non Deal Roadshow 16

PORTFOLIO EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS Senior Housing - Leased 14% Asset Mix Senior Housing - Managed We continually look for 10% opportunities to enhance the value of our real estate Specialty Hospitals and improve the quality of and Other care delivered. 8% Interest and Other Income Skilled Nursing / 2% Transitional Care 66% Based on Pro Forma Annualized Cash NOI as of 3/31/2018. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. May 30 - 31, 2018 Non Deal Roadshow 17

HIGH QUALITY OF CARE STRONG PERFORMANCE May 30 - 31, 2018 Non Deal Roadshow 18

OPERATORS “SABRA PROVIDES MORE THAN JUST CAPITAL; IT IS A PARTNER IN OUR SUCCESS BY PROVIDING INDUSTRY METRIC INTELLIGENCE, PURCHASING LEVERAGE AND AN IMPORTANT HEALTH CARE PERSPECTIVE.” – Stephen Silver, Managing Member, Cadia Healthcare May 30 - 31, 2018 Non Deal Roadshow 19

OPERATORS OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Partner With Operators Who Are: . Highly engaged . Nimble . Regional experts . In markets with favorable demographics . Well positioned for the future of health care delivery May 30 - 31, 2018 Non Deal Roadshow 20

OPERATORS WE OFFER MORE THAN JUST CAPITAL; WE ARE A PARTNER IN OUR OPERATORS’ SUCCESS We Improve Operating Efficiencies: We Invest In Our Mutual Success: . Share best practices . Redevelopment . Facilitate group purchasing . Expansion . Share operational expertise . Strategic development May 30 - 31, 2018 Non Deal Roadshow 21

OPERATORS WE SAID WE WERE GOING TO DIVERSIFY OUR OPERATOR BASE Relationship Concentration Senior Care Centers 10% Enlivant We’ve cultivated strong 8% relationships with leading regional care providers Genesis who share our passion for 8% delivering high-quality care. Avamere Other 7% 61% Signature 6% Based on Pro Forma Annualized Cash NOI as of 3/31/2018. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. May 30 - 31, 2018 Non Deal Roadshow 22

LEADERSHIP “WHEN WE PUT OUR MINDS TO SOMETHING, WE GET IT DONE.” – Rick Matros, Chief Executive Officer May 30 - 31, 2018 Non Deal Roadshow 23

OUR CARE-DRIVEN APPROACH IS AS UNIQUE AS OUR LEADERSHIP TEAM . Entrepreneurial . Operational expertise Harold Andrews, Jr. Chief Financial Officer . Fresh thinking Rick Matros Chairman of the Board and Chief Executive Officer . Lean organizational structure Talya Nevo-Hacohen Chief Investment Officer May 30 - 31, 2018 Non Deal Roadshow 24

PERFORMANCE “WE’VE CONSISTENTLY DELIVERED VALUE TO OUR STOCKHOLDERS WHILE MAINTAINING A STRONG BALANCE SHEET.” – Harold Andrews, Jr., Chief Financial Officer May 30 - 31, 2018 Non Deal Roadshow 25

PERFORMANCE SUPERB EXECUTION OF A CONSISTENT STRATEGY FUELS LONG-TERM GROWTH 200% Total Shareholder Return 150% as of 5/24/2018 100% 98% Sabra 50% 62% 0% Healthcare REIT Composite1 -50% 68% SNL U.S. Healthcare REIT Equity -100% Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 SBRA SNL U.S. Healthcare REIT Equity Healthcare REIT Composite (1) Healthcare REIT Composite is comprised of CTRE, WELL, HCP, LTC, MPW, NHI, OHI, SNH and VTR. May 30 - 31, 2018 Non Deal Roadshow 26

PERFORMANCE RELIABLE EARNINGS GROWTH WHILE TRANSFORMING OUR PORTFOLIO $2.50 100% $2.31 $2.31 $2.26 90% $2.12 $2.14 80% $2.00 70% $1.77 $1.76 $1.68 $1.62 60% $1.59 $1.54 $1.51 $1.50 $1.38 50% $1.33 $1.29 40% 30% $1.00 20% 10% $0.50 0% 2011 2012 2013 2014 2015 2016 2017 2018 Guidance1 Normalized AFFO / Share Dividend / Share Genesis Concentration 2 SNF Concentration2 (1) 2018 Guidance reflects the midpoint. (2) Based on Pro Forma Annualized Cash NOI for the quarter ended 3/31/2018. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. May 30 - 31, 2018 Non Deal Roadshow 27

PERFORMANCE FORTIFIED BALANCE SHEET WITH LOW LEVERAGE AND ENHANCED LIQUIDITY . Investment-grade balance sheet1: BBB- / BBB- / Ba1 . Primarily fixed rate (76.6%), unsecured borrowings2,3 . Cost of permanent debt is 4.1%4 . Well-laddered maturity schedule . More than $400 million of available liquidity2 (1) Ratings are for the Company’s unsecured notes. (2) As of 3/31/2018. (3) Includes variable rate debt swapped to fixed and excludes borrowing under our revolving credit facility. Total debt includes our share of the unconsolidated joint venture debt. (4) Cost of permanent debt as of 3/31/2018 includes our share of the unconsolidated joint venture debt and excludes revolving credit facility balance which had an interest rate of 3.13% as of 3/31/2018. May 30 - 31, 2018 Non Deal Roadshow 28

PERFORMANCE BALANCED CAPITAL STRUCTURE Preferred Equity 1 Capital Structure 2% Our diverse menu of capital options ensures that we have ready access to low- cost capital to fund our Unsecured Debt TOTAL MARKET 42% growth. CAPITALIZATION Common Equity Our Credit Facility which includes a Value $1.0 billion Revolving Credit Facility $7.5B 48% (with $389.0 million available as of 3/31/2018) contains an accordion feature that can increase the total available borrowings to $2.5 billion (up from $2.1 billion plus CAD Secured Debt $125.0 million today). 8% (1) As of 3/31/2018. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Common equity value estimated using outstanding common stock of 178.3 million shares and Sabra closing price of $20.10 as of 5/24/2018. May 30 - 31, 2018 Non Deal Roadshow 29

PERFORMANCE STRONG INVESTMENT GRADE CREDIT METRICS SABRA PRO INVESTMENT GRADE FORMA 1Q18 1 PEERS MEDIAN 2 Net Debt to Adjusted EBITDA 5.5x3 5.5x Net Debt to Adjusted EBITDA – 6.0x3 6.1x Incl. Unconsolidated Joint Venture Interest Coverage Ratio 4.2x 4.2x Debt as a % of Asset Value 49% 44% Secured Debt as a % of Asset 8% 3% Value (1) Pro forma information assuming that the remaining CCP rent reductions, the full $19.0 million Genesis rent reduction, the sale of six Genesis facilities and the acquisition of two senior housing communities were completed as of 3/31/2018. (2) Investment Grade Peers consists of HCP, WELL, VTR and OHI. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. (3) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See "Reconciliations of Non-GAAP Financial Measures" on our website at http://www.sabrahealth.com/investors/financials/reports- presentations/non-gaap for additional information. May 30 - 31, 2018 Non Deal Roadshow 30

PERFORMANCE FAVORABLE PROFILE WITH STAGGERED MATURITIES DEBT MATURITY PROFILE1 (dollars in millions) $1,600 $1,149 $1,400 389 $1,200 $1,008 $1,000 611 $800 $587 $600 18 82 20 997 5 $400 $274 2 $211 $208 500 $194 500 $200 70 $103 104 200 200 3 $12 190 $3 103 100 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ Unsecured Bonds Mortgage Debt / Secured Debt Term Loans 4 Sabra's Share of Unconsolidated JV Debt Line of Credit Available Line of Credit (1) As of 3/31/2018. (2) $500 million of 5.5% unsecured bonds due 2021 are currently redeemable. (3) $200 million of 5.375% unsecured bonds due 2023 are redeemable on or after June 1, 2018. (4) Term loans are pre-payable at par. May 30 - 31, 2018 Non Deal Roadshow 31

PERFORMANCE ATTRACTIVE RELATIVE VALUATION Annualized FFO Multiples 1 Dividend Yield 22.0x 12.0% 9.0% 8.8% 9.5% 16.5x 13.3x 13.4x 12.3x 12.3x 13.0x 6.1% 6.4% 10.5x 7.0% 5.6% 5.7% 11.0x 5.1% 7.8x 4.5% 5.5x 2.0% 0.0x -0.5% SBRA 2 OHI HCP CTRE LTC NHI Big 2 SBRA CTRE NHI LTC Big 2 HCP OHI 3 Average 3 Average Premium / Discount to Consensus NAV Portfolio Composition (% Annualized Cash NOI) 4 100% 1% 40.0% 10% 4% 3% 32.0% 31% 80% 30% 24.0% 22.9% 61% 6% 16.0% 60% 60% 16.0% 12.7% 13.4% 66% 83% 86% 3.1% 8.0% 40% 67% 0.0% 64% 20% 39% 40% -8.0% -3.3% 24% 13% 14% -16.0% -12.9% 0% SBRA HCP Big 2 NHI CTRE LTC OHI SBRA 5 OHI CTRE HCP LTC Big 2 NHI 3 3 Average Average Senior Housing Skilled Nursing Other Sources: Company filings, SNL Financial and FactSet as of 5/24/2018. (1) Annualized FFO multiple is calculated as stock price as of 5/24/2018 divided by latest available quarter annualized FFO per share, unless otherwise stated. (2) Based on Q1 2018 annualized FFO per share, adjusted for ~$1.0M of CCP merger and transition related costs. See FFO reconciliation on slide 35 in the appendix. (3) Big 2 average consists of WELL and VTR. (4) Represents latest available concentration for peers as of 5/24/2018. (5) Based on Pro Forma Annualized Cash NOI for the quarter ended 3/31/2018. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. May 30 - 31, 2018 Non Deal Roadshow 32

PERFORMANCE WELL-POSITIONED PORTFOLIO SNF CONCENTRATION 1 TOP FIVE RELATIONSHIP SNF RENT COVERAGE 1,3 CONCENTRATION 1 1.70x 1.66x 86% 71% 83% 68% 1.33x 1.33x 1.34x 66% 56% 60% 39% 38% 30% SBRA 2 NHI LTC OHI CTRE SBRA 2 OHI LTC NHI CTRE SBRA 4 LTC OHI NHI CTRE (1) Represents latest available concentration and coverage for peers as of 5/24/2018. (2) Concentrations are calculated using Pro Forma Annualized Cash NOI as of 3/31/2018 for real estate investments, investments in loans receivable and other investments. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. (3) Represents SNF coverage for CTRE and LTC; total portfolio coverage for OHI and total portfolio EBITDARM coverage for NHI. (4) See appendix to this presentation for the definition of EBITDAR Coverage. May 30 - 31, 2018 Non Deal Roadshow 33

APPENDIX May 30 - 31, 2018 Non Deal Roadshow 34

APPENDIX FFO RECONCILIATION (Dollars in thousands, except per share amounts) Three Months Ended March 31, 2018 Net income attributable to common stockholders $ 59,910 Depreciation and amortization of real estate assets and real estate assets related to 47,965 noncontrolling interests Depreciation and amortization of real estate assets related to unconsolidated joint 4,552 venture Net loss on sales of real estate 472 Impairment of real estate 532 FFO Attributable to Common Stockholders $ 113,431 Adjustments: CCP Merger and transition costs (1) 966 FFO Attributable to Common Stockholders (Excluding Non-Recurring Merger Related Costs) $ 114,397 Weighted average number of common shares outstanding, diluted 178,516,388 FFO Per Share (Excluding Non-Recurring Merger Related Costs) $ 0.64 FFO Per Share Annualized (Excluding Non-Recurring Merger Related Costs) $ 2.56 Share Price (as of 5/24/2018) $ 20.10 FFO Multiple (Excluding Non-Recurring Merger Related Costs) 7.8x (1) Costs incurred during the three months ended 3/31/2018. Please refer to 10-Q for additional details. May 30 - 31, 2018 Non Deal Roadshow 35

APPENDIX DEFINITIONS Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as annual revenues less operating expenses and non-cash rental income. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDAR Coverage. Represents the ratio of EBITDAR to recognized rent for owned facilities (excluding Senior Housing - Managed). EBITDAR Coverage is a supplemental measure of an operator/tenant’s ability to meet their cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. EBITDAR Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and three legacy CCP tenants), two Ancillary Supported Tenants and facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company’s unconsolidated joint venture is weighted to reflect the Company’s pro rata share. Pro Forma Annualized Cash NOI.* Pro Forma Annualized Cash NOI for purposes of this presentation is calculated as Annualized Cash NOI for the quarter ended 3/31/2018, assuming that the remaining CCP rent reductions, the full $19.0 million Genesis rent reduction, the sale of six Genesis facilities and the acquisition of two senior housing communities were completed as of 3/31/2018. Senior Housing. Senior housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled nursing/transitional care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre-stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care Facilities and 90% for Senior Housing Communities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude (i) Senior Housing – Managed communities, (ii) facilities held for sale, (iii) facilities being sold pursuant to the Company’s CCP portfolio repositioning, (iv) facilities being transitioned from leased by the Company to being operated by the Company, and (v) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this report can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. May 30 - 31, 2018 Non Deal Roadshow 36

APPENDIX FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding our planned and pending sales of Genesis facilities (including the expected proceeds from, and timing of, sales) and our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors— many of which are out of the Company’s control and difficult to forecast— that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on the operating success of our tenants; operational risks with respect to our Senior Housing - Managed communities (as defined below); the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the anticipated benefits of our merger with Care Capital Properties, Inc. (“CCP”) may not be realized; the anticipated and unanticipated costs, fees, expenses and liabilities related to our merger with CCP; our ability to implement the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP on the timing or terms we have previously disclosed; our ability to dispose of facilities currently leased to Genesis Healthcare, Inc. (“Genesis”) on the timing or terms we have previously disclosed; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant Joint Venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel or other employees; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”); changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and anti-takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDAR coverage and occupancy percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. May 30 - 31, 2018 Non Deal Roadshow 37